EXHIBIT 10.1
SECURITIES PURCHASE AGREEMENT
Convertible Promissory Notes and
Stock Purchase Warrants

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 4th day of October, 2010, by and between Save the World Air, Inc., a Nevada corporation (the “Issuer”) and those individuals and entities who sign and deliver an executed copy of this Agreement to the Issuer (each, a “Purchaser” and collectively, the “Purchasers”), with reference to the following:

RECITALS

A.           Purchasers desire to purchase from Issuer and Issuer desires to sell to Purchaser certain of Issuer’s Convertible Promissory Notes, in the aggregate face amount of at least $11,000 and up to $3,300,000 in the form of Exhibit A attached hereto (individually, a “Note” and collectively, the “Notes”) and Stock Purchase Warrants, each to purchase up to a certain number of shares of the common stock (the “Common Stock”) of the Issuer equal to 100% of the number of shares initially issuable on conversion of the Notes, in the form of Exhibit B attached hereto (individually, the “Warrants” and collectively with the Notes, the “Securities”).  The face amount of Convertible Promissory Notes each Purchaser has committed to purchase, and the amount of the purchase price thereof to be paid to the Issuer by the Purchaser (a “Commitment”) is listed on the signature page such Purchaser executes and delivers to the Issuer.

B.           Issuer’s sale of the Securities to the Purchasers will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the ”SEC”) thereunder, and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated hereby.

C.           At any time when any amount of principal or interest of the Notes shall be outstanding, such unpaid amounts shall be convertible into shares of the Issuer’s, at the election of the Purchaser, Common Stock at a price of $0.25 per share (the “Conversion Price”).

D.           The Warrants shall be issued at the same time each Note is issued to the Purchaser hereunder and shall be exercisable at $0.30 per share (the “Exercise Price”), for such number of shares equal to 100% of the result obtained by dividing (i) the face amount of the Notes issued simultaneously with the Warrant by (ii) the Conversion Price (the “Exercisable Amount”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchasers and the Issuer hereby agree as follows

1.           Purchase of the Notes and Warrants.  On the terms and subject to the conditions set forth in this Agreement and in the Notes and Warrants, the Purchasers shall purchase from the Issuer and the Issuer shall sell to the Purchaser the Securities.

2.           Purchaser’s Representations, Warranties and Covenants. In order to induce the Issuer to sell and issue the Securities to the Purchaser under one or more exemptions from registration under the Securities Act, the Purchasers, severally and not jointly, represent and warrant to the Issuer, and covenant with the Issuer, that:

 (a)           (i) Such Purchaser has the requisite power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to purchase the Securities in accordance with the terms hereof and thereof.

(ii) The execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by the Purchaser's organizational documents and no further consent or authorization is required by the Purchaser.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Purchaser.

(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(b) The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

(c) The Purchaser is acquiring the Securities for investment for its own account, and not with a view toward distribution thereof, and with no present intention of dividing its interest with others or reselling or otherwise transferring or disposing all or any portion of either the Notes or Warrants. The undersigned has not offered or sold a participation in this purchase of either the Notes or Warrants, and will not offer or sell any interest therein. The Purchaser further acknowledges that the Purchaser does not have in mind any sale of either the Notes or Warrants currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that it has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of either the Notes or Warrants and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition thereof.

(d) The Purchaser acknowledges that the Securities have been offered to it in direct communication between itself and the Issuer and not through any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented in any seminar or any other general solicitation or general advertisement.

(e) The Purchaser acknowledges that the Issuer has given it access to all information relating to the Issuer’s business that it has requested.  The Purchaser has reviewed all materials relating to the Issuer's business, finance and operations which it has requested and the Purchaser has reviewed all of such materials as the Purchaser, in the Purchaser’s sole and absolute discretion shall have deemed necessary or desirable. The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Issuer with the Issuer's management.   Specifically but not by way of limitation, the Purchaser acknowledges the Issuer’s publicly available filings made periodically with the SEC, which filings are available at www.sec.gov and which filings the Purchaser acknowledges reviewing or having had the opportunity of reviewing.

(f) The Purchaser acknowledges that it has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision in connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time for Securities which are not transferable or freely tradable.  The undersigned hereby agrees to indemnify the Issuer thereof and to hold each of such persons and entities, and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of warranties of the undersigned contained in this Agreement, or arising as a result of the sale or distribution of the Securities or the Common Stock issuable upon conversion of the Notes or exercise of the Warrants, by the undersigned in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable law, either federal or state.  This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Purchaser.

(g) The Purchaser is familiar with the definition of an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act and represents and warrants to the Issuer that it is either (i) an accredited investor at such time it was offered the Securities and on each date which it converts any of the Notes or exercises any of the Warrants as so defined or (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange act. If the Purchaser is not a resident of the United States, the Purchaser is not a “U.S. person[s]” as that term is defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended.

(h) During the term of this Agreement and the other Transaction Documents, the Purchaser will comply with the provisions of Section 9 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to transactions involving the Common Stock. Commencing on the date on which the Purchaser received a term sheet from the Company or any representative or agent of the Company (written or oral) setting forth the material terms of the transactions contemplated hereunder until the date hereof and during the term of this Agreement and the other Transaction Documents, the Purchaser agrees not to sell the Issuer's Common Stock short or engage in any hedging transactions in the Issuer’s Common Stock, either directly or indirectly, through its affiliates, principals, agents or advisors.

(i) The Purchaser is aware that the Notes and the Warrants, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Notes and thee Warrants, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Further, the Purchaser understands and acknowledges that any certificates evidencing the Notes, the Warrants or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants will bear the legends in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

(j) The Purchaser understands and acknowledges that following the purchase of the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, each may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act.

(k) The Purchaser understands and acknowledges that the Issuer has neither filed a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the transactions contemplated by this Agreement or the other Transaction Documents, and in the absence of such a registration statement or exemption, the undersigned may have to hold the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, indefinitely and may be unable to liquidate any of them in case of an emergency.

(l) The Purchaser is purchasing the Notes and Warrants, and will acquire any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, for its own account for investment purposes and not with a view towards distribution and agrees to resell or otherwise dispose of any of the Notes or the Warrants, or any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, in accordance with the registration provisions of the Securities Act (or pursuant to an exemption from such registration provisions).

(m) The Purchaser is not and will not be required to be registered as a "dealer" under the Exchange Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.

(n)  The Purchaser understands and acknowledges that proceeds raised in connection with this Agreement will be used by Issuer for general working capital purposes, including without limitation, the payment of salaries and professional fees.

(o) The Purchaser understands that it is liable for its own tax liabilities and has obtained no tax advice from the Issuer in connection with the purchase of the Securities.

(p) The Purchaser will not pay or receive any finder’s fee or commission in respect of the consummation of the transactions contemplated by this Agreement.

 (q)  Purchaser hereby agrees and acknowledges that it has been informed of the following:  (i) there are factors relating to the subsequent transfer of any of the Securities or shares of Common Stock underlying the Notes and Warrants that could make the resale of such Securities or shares of Common Stock underlying the Notes and Warrants difficult; and (ii) there is no guarantee that the Purchaser will realize any gain from the purchase of the Securities.  The purchase of the Securities involves a high degree of risk and is subject to many uncertainties.  These risks and uncertainties may adversely affect the Company’s business, operating results and financial condition.  In such an event, the trading price for the Common Stock could decline substantially and Purchaser could lose all or part of its investment.

3. Issuer’s Representations, Warranties and Covenants. The Issuer represents and warrants to the Purchaser that:

(a)            The Issuer is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)           (i) The Issuer has the requisite corporate power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents, and to issue the Notes and Warrants in accordance with the terms hereof and thereof.

(ii) the execution and delivery of the Transaction Documents by the Issuer and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Notes and Warrants pursuant to this Agreement, have been duly and validly authorized by the Issuer's Board of Directors and no further consent or authorization is required by the Issuer, its Board of Directors, or its shareholders.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Issuer.

(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c) The execution, delivery and performance of the Transaction Documents by the Issuer and the consummation by the Issuer of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Issuer is a party or under any organizational documents of the Purchaser.

4.           Closing and Deliverables.

(a) Subject to the provisions of Section 4(b) below, provided that the Issuer shall have received on or prior to November 30, 2010 copies of this Agreement executed by each respective Purchaser and providing that the total Commitments equal or exceed $10,000, there shall be a closing or closings (each, a “Closing”) at which:

(i) each Purchaser shall deliver to the Issuer (“Save The World Air, Inc.”) immediately available funds, by check or by wire transfer (Bank wiring instructions as set forth in Exhibit C) in an amount equal to the amount of such Purchaser’s Commitment as set forth beside the name of such Purchaser on such Purchaser’s signature page hereto; and

(ii) the Issuer shall deliver to the Purchaser (x) a Note, in the face amount equal to 110% of the Purchaser’s Commitment and (y) a Warrant to purchase the Exercisable Amount of the Issuer’s Common Stock at the Exercise Price.

(b) The Issuer may continue to accept Commitments from Purchasers and issue and sell Securities to Purchasers at Closings on the terms and subject to the conditions set forth in this Agreement until (i) the aggregate amount of the Commitments equals $3,000,000 or (ii) on or before November 30, 2010, whichever shall first occur.

5.           Miscellaneous.

(a). Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transactions Documents.

(b) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature transmitted by e-mail shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and neutral shall include the masculine and feminine.

(d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) This Agreement and the Notes and Warrants represent the final agreement between the Purchasers and the Issuer with respect to the terms and conditions set forth herein, and, the terms of this Agreement and the Notes and Warrants may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  No provision of this Agreement and the Notes and Warrants may be amended other than by an instrument in writing signed by the Purchaser and the Issuer, and no provision hereof or thereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f) Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Issuer:

Save the World Air, Inc.
735 State Street, Suite 500
Santa Barbara, CA 93101
Telephone: 805-845-3581
Facsimile: 805-845-4377
with a copy to:

Gartenberg Gelfand Wasson & Selden, LLP
801 Figueroa,
Suite 2170
Los Angeles, CA 90017
Telephone: (213) 542-2100
Facsimile: (213) 542-2101
Attn:  Edward Gelfand.

If to a Purchaser:

to the address set forth on the Purchaser’s signature page hereto.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

(g) This Agreement may not be assigned by Purchaser.

(h) This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) The representations and warranties of the Purchaser and the Issuer contained herein shall survive each of the Closings and the termination of this Agreement and the other Transaction Documents.

(j) The Purchaser and the Issuer shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or the rules and regulations of the SEC.

(k). Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and the other Transaction Documents and seek the advice of counsel on it and them.

(m) The Purchaser and the Issuer each shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Purchaser has by law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.

(n)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such state.

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IN WITNESS WHEREOF the Purchasers and the Issuer have executed this Agreement as of the date first above written.

THE ISSUER

SAVE THE WORLD AIR, INC.
735 State Street, Suite 500
Santa Barbara, CA 93101

By:__________________________
      Cecil Bond Kyte
Its:  Chief Executive Officer

THE PURCHASER

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Name (signature)	Amount of Commitment
(U.S. Dollars)
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Print Name
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Address

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Address

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Phone Number

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Fax Number

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Social Security Number

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E-mail Address